Fees Summary	Feb. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 398,416,000
Previously Paid Amount	0
Total Fee Amount	60,997.49
Total Offset Amount	0
Net Fee	$ 60,997.49